UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

WORLD GOLD TRUST

(SPONSORED BY WGC USA ASSET MANAGEMENT COMPANY, LLC)

(Exact name of registrant as specified in its charter)

New York	001-37996	36-7650517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WGC USA Asset Management Company, LLC

685 Third Avenue 27th Floor

New York, New York 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 317-3800

Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold MiniSharesSM Trust	GLDM	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 4, 2022, WGC USA Asset Management Company, LLC, the sponsor of the World Gold Trust (the “Sponsor”), issued a press release announcing (i) the reduction of its annual fee of 0.18% of the net asset value of the SPDR® Gold MiniSharesSM Trust (“GLDM”) to 0.10% of the net asset value of GLDM and (ii) a one-for-two reverse stock split of the shares of GLDM which will represent 1/50th of an ounce of gold with an effective date of February 23, 2022. A copy of the press release is furnished as an Exhibit to this Current Report and incorporated herein by reference.

The Amended and Restated Sponsor Agreement dated as of October 14, 2016, as amended on November 28, 2017 and June 12, 2018, between the Sponsor and World Gold Trust, was amended on February 4, 2022 to update the Sponsor’s annual fee. The amendment is effective on February 23, 2022 and is furnished as an Exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

10.5.3	Third Amendment to the Amended and Restated Sponsor Agreement between World Gold Trust and WGC USA Asset Management Company, LLC, as sponsor, dated February 4, 2022.

99.1	Press Release dated February 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2022	WORLD GOLD TRUST
(Registrant)*

	By:	WGC USA Asset Management Company, LLC
as the Sponsor of the Registrant

	By:	/s/ Brandon Woods
	Name:	Brandon Woods
	Title:	Principal Financial and Accounting Officer

*

As the Registrant is a trust, this report is being filed on behalf of the Registrant by WGC USA Asset Management Company, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in their capacity as an authorized officer of WGC USA Asset Management Company, LLC.